Project Order #1

Statement of Work #1.28

Submitted by

Extranome, Inc.
253 Warren Avenue
Fort Lee, NJ 07024
Phone: 201 969-1651
Fax: 201 969-1651

January 1, 2011

Baeta Corp – Project Order #1 Statement Of Work

Table of Contents

1	Statement of Work	3
2	Scope of work	3
3	Expectations from Vendor	5
4	Expectations from Client	5
5	Intellectual Property	6
6	Change Management	6
7	Plan and Schedule	6
8	Pricing	7
9	Terms and Conditions	7
10	Support Files

Extranime, Inc Proprietary – Confidential

Baeta Corp – Project Order #1 Statement Of Work

1	Statement of Work

This Statement of Work for Project Order #1 (“Project Order #1”) is made and entered into as of this 1st day of November 2008 (the “Effective Date”), by and between Extranome Inc. (hereinafter referred to as "Vendor"), and Baeta Corp, (hereinafter referred to as “Client”) (collectively, the “Parties”). This Project Order #1 is governed by the terms and conditions set forth herein and in the Agreement # soft.2/11012008 from November 1, 2008.  In the event of a conflict between the Agreement # soft.2/11012008 from November 1, 2008 and this Project Order #1, the terms and conditions of this Project Order #1 shall prevail.

2	Scope of work

The scope of work is defined in the separate Software Requirements Specifications (SRS), technical part defined as part of design documentation (DD) and all time lines and milestones are defined by LOE and Project Plans per agreed scope of work.

Actual tasks fulfilled in December 2011:

MyHealthTrends for Weight Control and MyHealthTrends for Pain (98%)

Quality Assurance efforts

Following releases have been tested:
MyHealthTrends for Pain QA
Server S/W:
version 1.4.0.13
MyHealthTrends for Weight Control QA Environment
Server S/W:
versions 1.4.0.10 through 1.4.0.13

Maintenance the current SW in Production

No new bugs have been yet reported in production.

HHC v3.1 Battery Tests
The electronic widget to test the lifetime of batteries has been designed and assembled and two devices of model HHC 3.1 brought into testing. Test conditions: number of clicks per day 200; battery model Sanyo CR2450.

Testing still continue.

Extranime, Inc Proprietary – Confidential

Baeta Corp – Project Order #1 Statement Of Work

SW Development Activities: MHT WC “Merge Patient & Practitioner SW Phase II, Administration pages.”

Following MHT WC releases have been built and their bugs fixed:

Dec 6, 2010 Web - 1.4.0.11, CRA - 1.4.0.3

Scope 13 Phase Two, Administration Interface, QA build:
1) implemented "Change User Type" feature
2) added pagination for log viewer
3) added confirmation dialogs for important actions
4) fixed javascript error on Windows 7

Dec 13, 2010 Web - 1.4.0.13, CRA - 1.4.0.3

1) Bugs fixed
5086 User can save account with incorrect password
5087 Misprint in message if user tries to delete account
5088 User can not select date on the 'Accounts' tab (IE)
5091 User can save negative Census Limit
5092 Issue with selecting dates on the 'Logs' tab
5094 Cummulative issues-2 from Lee
5096 Add 'Nothing found to display.' message for 'Accounts' tab
5097 Issue with locked account
5100 Issue with support role
5101 Incorrect session lifetime
5102 'HTTP Status 404' is displayed if root tries to add existent account
5106 User can save expiration date which will be earlier than creation date
5123 Practitioner can remove patient/reset patient password if expiration date has expired
5124 Exception if root tries to add account
5129 'Expiration Date' is not displayed in IE
5138 Issue with warning message if root tries to edit employee
5143 Make all child windows for the Admin functions operate in a single window
5144 Downloaded Client Version is always UKNOWN at Support Page

SW Development Activities: MHT Pain “Merge Patient & Practitioner SW Phases I and II”

Following MHT WC releases have been built and their bugs fixed:

Dec 27, 2010 Web - 1.4.0.13, CRA - 1.4.0.3

5212   Available patient licenses are not displayed in message
5213   Issue with viewing reports for patient

ITOPS efforts [SEC]
IT maintenance for PROD and QA environments has been performed.

Extranime, Inc Proprietary – Confidential

Baeta Corp – Project Order #1 Statement Of Work

Baeta Marketing Pages Repository (1%)
ITOPS efforts
IT maintenance for PROD and QA environments has been performed.

MyHealthID (1%)
ITOPS efforts
IT maintenance for PROD and QA environments is performed.

Tasks planned to be performed in January 2011

ITOPS maintenance
Perform IT maintenance for products “MHT for Pain”, “MHT for Weight Control”, “MyHealthID”, “Baeta Marketing Pages Repository”, hosted in QA and PROD environment.

“MyHealthTrends for Weight Control” and “MyHealthTrends for Pain”

Do maintenance for MHT Weight Control in production
Complete QA and bug fixing for “Scope 13 – Merge Patient and Practitioner SW.” for MHT Pain product and deploy on production server.

3	Expectations from Vendor

1.	All Vendor personnel will be provided with a computer having a configuration adequate to perform their respective tasks.

2.	Vendor will furnish weekly status reports. These reports will be based on the tasks assigned to and performed by them.

3.
Vendor will bring to the notice of Client any issue, technical or otherwise that may be a potential risk to the task to be performed and will keep Client informed of the remediation steps taken to mitigate such risks.

4.	Vendor’s team will interact closely with the Client at all stages of the Project.

5.	Vendor will recommend changes to the environment, including the use of newer releases of the system and framework software, if it can justify that such changes will result in a better end product.

6.	Vendor will ensure that the work they do can be verified and audited.

7.	Vendor will provide all required environment for the work and support by IT&S team for smooth development as needed unless dedicated resources required.

4	Expectations from Client

1.	Client will determine the prioritization of the tasks to be performed.

2.	Client will provide all assistance required in the understanding of the scope during the entire length of the Project.

Extranime, Inc Proprietary – Confidential

Baeta Corp – Project Order #1 Statement Of Work

3.
Client will cover, after mutual agreement, all costs for specific software, systems, machines, technologies and licenses which are not part of standard development tools and technologies and specific to Baeta Corp. work.

4.	Client will cover all travel related expenses and travel allowance at actual costs if this is required and approved by Baeta Corp.

5	Intellectual Property

Intellectual Property of all work undertaken on behalf of Client shall vest with Baeta Corp.

6	Change Management

Once a design document has been approved by Client, all changes in the scope of work will have to be approved by both parties after due consideration to the impact that it may have on the schedule and effort. Such changes may result in the financial considerations for the Project to be revised.

7	Plan and Schedule

The plan for developing of the application as stated in the section Scope of Work is as follows:

1.	Extranome, Inc. will have assigned software engineers and designers for the projects personnel at their own premises.

2.	All work will be performed based on separate Software Requirements Specifications and Project Plans.

Extranime, Inc Proprietary – Confidential

Baeta Corp – Project Order #1 Statement Of Work

8	Pricing

The statement of work performs as time and materials (T&M) agreement with initial team of:

•	1 Project Manager

•	1 Technical Lead / Senior Software Developer

•	1 Graphic Designer

•	2 Software Engineers

The cost of initial team is $30,000 per month. The costs covers costs of labor, base work environment and license costs. All specific to the project licenses, machines, parts or equipment are additional to this cost.

Any additional resources are subject to a separate agreement or $50 per hour with prior agreement by the Client.

9	Terms and Conditions

The work is based on 40 hours week, 12 months a year excluding official holidays and vacations, from 9:00am EST to 5:00pm EST schedule. All vacation and holidays will be communicated to the Client in advance and if this is required - Vendor will provide adequate replacement during the member(s) leave of absence.

/s/ LEONID PUSHKANTSER	/s/ ALEXANDER GAK, MD

By: /s/	By: /s/
Baeta Corp.	Extranome, Inc

Len Pushkanster	Alexander Gak

Baeta Corp.	Extranome, Inc.
1 Bridge Plaza Suite 275	253 Warren Av
Fort Lee, NJ 07024	Fort Lee, NJ 07024
Phone: 201.471.0988	Phone: 201.969.1651

Extranime, Inc Proprietary – Confidential